UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 30, 2005

U.S. DRY CLEANING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Registrant's telephone number, including area code	(760) 322-7447

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our December 30, 2005 Form 8-K filed on October 26, 2006 with the U.S. Securities and Exchange Commission. The purpose of this amendment is to file the financial statements of Coachella Valley Retail, LLC and Steam Press Holdings, Inc. and the pro forma financial information for the acquisitions of both Coachella Valley Retail and Steam Press Holdings, Inc. required by Item 9.01.

Item 9.01.  Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Audited balance sheet of Coachella Valley Retail, LLC as of July 31, 2005 and the related statements of operations and members’ equity (deficit) for the year ended September 30, 2004 and the ten months ended July 31, 2005 as required by this Item 9.01 (a) are attached as Exhibit 99.1 hereto.

(b)    Financial Statements of Businesses Acquired.

Audited consolidated balance sheet of Steam Press Holdings, Inc. and Subsidiary as of July 31, 2005 and the related consolidated statements of operations and accumulated deficit for the year ended September 30, 2004 and the ten months ended July 31, 2005 as required by this Item 9.01 (a) are attached as Exhibit 99.2 hereto.

(c)    Pro Forma Financial Information.

Unaudited Pro Forma Combined Consolidated Financial Statements of U.S. Dry Cleaning Corporation, Steam Press Holdings, Inc. and Coachella Valley Retail, LLC as required by this Item 9.01(b) are attached as Exhibit 99.3.

(d)    Exhibits.

99.1
Audited balance sheet of Coachella Valley Retail, LLC as of July 31, 2005 and the related statements of operations and members’ equity (deficit) for the year ended September 30, 2004 and the ten months ended July 31, 2005.

99.2
Audited consolidated financial statements of Steam Press Holdings, Inc. and Subsidiary as of July 31, 2005 and the related consolidated statements of operations and accumulated deficit for the year ended September 30, 2004 and the ten months ended July 31, 2005.

99.3	Unaudited Pro Forma Combined Consolidated Financial Statements of U.S. Dry Cleaning Corporation, Coachella Valley Retail, LLC and Steam Press Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: March 15, 2007	By:	/s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Audited balance sheet of Coachella Valley Retail, LLC as of July 31, 2005 and the related statements of operations and members’ equity (deficit) for the year ended September 30, 2004 and the ten months ended July 31, 2005.

99.2
Audited consolidated financial statements of Steam Press Holdings, Inc. and Subsidiary as of July 31, 2005 and the related consolidated statements of operations and accumulated deficit for the year ended September 30, 2004 and the ten months ended July 31, 2005.

99.3	Unaudited Pro Forma Combined Consolidated Financial Statements of U.S. Dry Cleaning Corporation, Coachella Valley Retail, LLC and Steam Press Holdings, Inc.